UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On June 5, 2007, Intervoice, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that the Company has extended and expanded its existing contract with a major U.S. wireless telecommunications company to enhance the functionality of its speech and voice portal solutions.
     The foregoing is qualified by reference to the Press Release which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Shell Company Transactions.
     Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibit Title
99.1	Press Release of the Company dated June 5, 2007 announcing that the Company has extended and expanded its existing contract with a major U.S. wireless telecommunications company to enhance the functionality of its speech and voice portal solutions

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Craig E. Holmes
Craig E. Holmes
Executive Vice President and Chief Financial Officer

Date: June 5, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of the Company dated June 5, 2007 announcing that the Company has extended and expanded its existing contract with a major U.S. wireless telecommunications company to enhance the functionality of its speech and voice portal solutions